UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 15, 2011

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 15, 2011, Wells Fargo & Company (the “Company”) issued 25,010 shares of Class A, Series I Preferred Stock, no par value and a liquidation preference of $100,000.00 per share, to Wachovia Capital Trust III (the “Trust”) for a purchase price of $100,000 per share. This action completes the Company’s and the Trust’s obligations under a Stock Purchase Contract Agreement dated as of February 1, 2006, as amended, between the Trust and the Company (as successor to Wachovia Corporation).

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

4.1	Certificate of Designations for the Company’s Class A Preferred Stock, Series I (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed December 30, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: March 15, 2011	/s/ Barbara S. Brett
Barbara S. Brett
Senior Vice President and Assistant Treasurer

[Form 8-K]

Index to Exhibits

Exhibit No.	Description	Location

4.1	Certificate of Designations for the Company’s Class A Preferred Stock, Series I	Incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed December 30, 2008

4